UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DUKE ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DUKE ENERGY CORPORATION C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717V85151-P45582-Z91999You invested in DUKE ENERGY CORPORATION and it is time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding theavailability of proxy materials for the shareholder meeting to be held on May 7, 2026.Get informed before you voteView the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) byrequesting them prior to April 23, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may: (1) visit www.ProxyVote.com; (2) call 1.800.579.1639; or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone usersPoint your camera here and vote without entering a control number Vote Virtually at the Meeting*May 7, 20261:00 p.m. Eastern timeThe Annual Meeting will be held online via live webcast at:www.virtualshareholdermeeting.com/DUK2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors	
	Nominees:	
1a.	Derrick Burks	For
1b.	Annette K. Clayton	For
1c.	Theodore F. Craver, Jr.	For
1d.	Robert M. Davis	For
1e.	Caroline Dorsa	For
1f.	W. Roy Dunbar	For
1g.	Nicholas C. Fanandakis	For
1h.	Jeffrey B. Guldner	For
1i.	John T. Herron	For
1j.	Idalene F. Kesner	For
1k.	Michael J. Pacilio	For
1l.	Harry K. Sideris	For
1m.	Thomas E. Skains	For
1n.	William E. Webster, Jr.	For
2.	Ratification of Deloitte & Touche LLP as Duke Energy's independent registered public accounting firm for 2026	For
3.	Advisory vote to approve Duke Energy's named executive officer compensation	For
4.	Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements	For

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V85152-P45582-Z91999